Exhibit 99(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viacom Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Richard J. Bressler, Chief Financial Officer of the Company, certify that to my knowledge:

  1.
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD J. BRESSLER
Richard J. Bressler May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Viacom Inc. and will be retained by Viacom Inc. and furnished to the Securities and Exchange Commission or its staff upon request.